Exhibit 21.1

FrontView REIT, Inc.

List of Subsidiaries

Subsidiary	Jurisdiction of Incorporation
FrontView Operating Partnership LP	Delaware
FVR Subsidiary GP, LLC	Delaware
FrontView TRS LLC	Delaware
FrontView Employee Sub, LLC	Delaware
NADG NNN Property Fund GP (Canada), ULC	Alberta, Canada
NADG NNN Property Fund (Canadian) Limited Partnership	Ontario, Canada
NADG NNN Convertible GP Inc.	Ontario, Canada
NADG NNN Convertible Preferred (Canadian) LP	Ontario, Canada
NADG NNN Acquisition Inc.	Texas
NADG NNN 50/50 GP LLC	Delaware
NADG NNN 711 (ALN-TX) GP LLC	Delaware
NADG NNN 711 (BUT-NJ) GP LLC	Delaware
NADG NNN 711 (FRE-VA) GP LLC	Delaware
NADG NNN 711 (PLFD-NJ) GP LLC	Delaware
NADG NNN AA (GA) GP LLC	Delaware
NADG NNN AAG (EIN-CHA-NC) GP LLC	Delaware
NADG NNN AAG (STH-CHA-NC) GP LLC	Delaware
NADG NNN AAG (TRY-CHA-NC) GP LLC	Delaware
NADG NNN AA (IL) GP LLC	Delaware
NADG NNN AA (OH) GP LLC	Delaware
NADG NNN AAP (ABI-TX) GP LLC	Delaware
NADG NNN AAP (HAR-TX) GP LLC	Delaware
NADG NNN AAP (LOR-OH) GP LLC	Delaware
NADG NNN AAP (NOR-OH) GP LLC	Delaware
NADG NNN AAR (AND-SC) GP LLC	Delaware
NADG NNN ACU (STR-IL) GP LLC	Delaware
NADG NNN AFC (BOL-IL) GP LLC	Delaware
NADG NNN AFC (FWR-TX) GP LLC	Delaware
NADG NNN AFC (NAP-IL) GP LLC	Delaware
NADG NNN AFC (PAL-IL) GP LLC	Delaware
NADG NNN APP (FTW-IN) GP LLC	Delaware
NADG NNN APP (REY-OH) GP LLC	Delaware
NADG NNN APP (SUR-AZ) GP LLC	Delaware

NADG NNN ARB (FTW-IN) GP LLC	Delaware
NADG NNN ARB (IL) GP LLC	Delaware
NADG NNN ARF (DEL-NJ) GP LLC	Delaware
NADG NNN ARF (LIN-NJ) GP LLC	Delaware
NADG NNN ARF (PHI-PA) GP LLC	Delaware
NADG NNN AS (IND-IN) GP LLC	Delaware
NADG NNN ASP-DEN (MI) GP LLC	Delaware
NADG NNN ASP-DEN (MN) GP LLC	Delaware
NADG NNN ASP-DEN (SC) GP LLC	Delaware
NADG NNN ASP-DEN (TX) GP LLC	Delaware
NADG NNN ATT (MCA-TX) GP LLC	Delaware
NADG NNN ATT (NC) GP LLC	Delaware
NADG NNN ATT-ASP (IL) GP LLC	Delaware
NADG NNN ATT-CB (IL) GP LLC	Delaware
NADG NNN ATT-IHP (GA) GP LLC	Delaware
NADG NNN ATT-SN (MO) GP LLC	Delaware
NADG NNN ATZ (MIL-NJ) GP LLC	Delaware
NADG NNN AZ (BM-NJ) GP LLC	Delaware
NADG NNN AZ (JOL-IL) GP LLC	Delaware
NADG NNN BB (MN) GP LLC	Delaware
NADG NNN BISTRO (CINCINNATI) GP LLC	Delaware
NADG NNN BK (IN) GP LLC	Delaware
NADG NNN BK (NC) GP LLC	Delaware
NADG NNN BK (VA) GP LLC	Delaware
NADG NNN BK-AIO (MEM-TN) GP LLC	Delaware
NADG NNN BK-AIO (TN) GP LLC	Delaware
NADG NNN BM (NM) GP LLC	Delaware
NADG NNN BM (WTL-MI) GP LLC	Delaware
NADG NNN BNH (PHX-AZ) GP LLC	Delaware
NADG NNN BNH (SUN-AZ) GP LLC	Delaware
NADG NNN BOA (IL) GP LLC	Delaware
NADG NNN BOA (TX) GP LLC	Delaware
NADG NNN BOA (VA) GP LLC	Delaware
NADG NNN BOA (WIN-NC) GP LLC	Delaware
NADG NNN BOB (NEW-OH) GP LLC	Delaware
NADG NNN BOJ (NC) GP LLC	Delaware
NADG NNN BP (KY) GP LLC	Delaware
NADG NNN BP-MB (IL) GP LLC	Delaware
NADG NNN BWW (MCA-TX) GP LLC	Delaware
NADG NNN BWW (TX) GP LLC	Delaware
NADG NNN CB (AL) GP LLC	Delaware
NADG NNN CB (CAN-MI) GP LLC	Delaware
NADG NNN CB (MIL-CT) GP LLC	Delaware
NADG NNN CB (PA) GP LLC	Delaware
NADG NNN CCW (HIR-GA) GP LLC	Delaware

NADG NNN CEC (GA) GP LLC	Delaware
NADG NNN CH (TX) GP LLC	Delaware
NADG NNN CHL (CRY-IL) GP LLC	Delaware
NADG NNN CHL (IL) GP LLC	Delaware
NADG NNN CHU (BAT-LA) GP LLC	Delaware
NADG NNN CJR (OK) GP LLC	Delaware
NADG NNN CK (SC) GP LLC	Delaware
NADG NNN CK (TN) GP LLC	Delaware
NADG NNN CMEX (IL) GP LLC	Delaware
NADG NNN CMEX (KS) GP LLC	Delaware
NADG NNN CMEX (TN) GP LLC	Delaware
NADG NNN C-MP (IL) GP LLC	Delaware
NADG NNN CONVERTIBLE PREFERRED LLC	Delaware
NADG NNN CPHARM (CHI) GP LLC	Delaware
NADG NNN CPHARM (DOU-PA) GP LLC	Delaware
NADG NNN CPHARM (FL) GP LLC	Delaware
NADG NNN CPHARM (MH-MI) GP LLC	Delaware
NADG NNN CPHARM (RIV-GA) GP LLC	Delaware
NADG NNN CP-VRIZN (OH) GP LLC	Delaware
NADG NNN DAIRY (NC) GP LLC	Delaware
NADG NNN DCCU (CMG-GA) GP LLC	Delaware
NADG NNN DD-FS (NC) GP LLC	Delaware
NADG NNN DEN (IN) GP LLC	Delaware
NADG NNN DIA (SC) GP LLC	Delaware
NADG NNN DOLG (CAP-MD) GP LLC	Delaware
NADG NNN DOLG (LOG-GA) GP LLC	Delaware
NADG NNN DOLG (WC-SC) GP LLC	Delaware
NADG NNN DOLT (KIS-FL) GP LLC	Delaware
NADG NNN DOLT (NEW-NJ) GP LLC	Delaware
NADG NNN DOLT (PAN-FL) GP LLC	Delaware
NADG NNN EX (EW-NJ) GP LLC	Delaware
NADG NNN EX (NJ) GP LLC	Delaware
NADG NNN EXPO (MO) GP LLC	Delaware
NADG NNN FAD (SPR-PA) GP LLC	Delaware
NADG NNN FB (CH-NJ) GP LLC	Delaware
NADG NNN FB (YOR-PA) GP LLC	Delaware
NADG NNN FRED (FL) GP LLC	Delaware
NADG NNN FRED (OH) GP LLC	Delaware
NADG NNN Friend (CT) GP LLC	Delaware
NADG NNN Friend (NY) GP LLC	Delaware
NADG NNN FS (OFP-MUR-TN) GP LLC	Delaware
NADG NNN FS (SCS-MUR-TN) GP LLC	Delaware
NADG NNN FS (SMY-TN) GP LLC	Delaware
NADG NNN GHR (GLE-NY) GP LLC	Delaware
NADG NNN Gulf Shores (ALA) GP LLC	Delaware

NADG NNN HAR (GA) GP LLC	Delaware
NADG NNN HF (EAS-SC) GP LLC	Delaware
NADG NNN HF (KY) GP LLC	Delaware
NADG NNN HLD (ERI-CO) GP LLC	Delaware
NADG NNN HLD (STC-FL) GP LLC	Delaware
NADG NNN HLD (TAL-FL) GP LLC	Delaware
NADG NNN HLD (VEN-FL) GP LLC	Delaware
NADG NNN HLD (WDS-GA) GP LLC	Delaware
NADG NNN HND (CO) GP LLC	Delaware
NADG NNN Hoover (ALA) GP LLC	Delaware
NADG NNN HRB (MO) GP LLC	Delaware
NADG NNN HTRS (IL) GP LLC	Delaware
NADG NNN HTRS (IN) GP LLC	Delaware
NADG NNN HTRS (KY) GP LLC	Delaware
NADG NNN HTRS (OH) GP LLC	Delaware
NADG NNN HW55 (KIN-GA) GP LLC	Delaware
NADG NNN HW55 (WEA-NC) GP LLC	Delaware
NADG NNN IHP (HAG-MD) GP LLC	Delaware
NADG NNN IHP (IN) GP LLC	Delaware
NADG NNN IHP (MISH-IN) GP LLC	Delaware
NADG NNN IHP (NV) GP LLC	Delaware
NADG NNN IHP (TX) GP LLC	Delaware
NADG NNN IHP-TS (MI) GP LLC	Delaware
NADG NNN JAR (OH) GP LLC	Delaware
NADG NNN JDB (PIN-FL) GP LLC	Delaware
NADG NNN JDEL (SCH-IL) GP LLC	Delaware
NADG NNN JFAB (BLO-IL) GP LLC	Delaware
NADG NNN JJ (BUR-MN) GP LLC	Delaware
NADG NNN LHSTEAK (VA) GP LLC	Delaware
NADG NNN LJS (KS) GP LLC	Delaware
NADG NNN LJS-AW (OK) GP LLC	Delaware
NADG NNN LOW (SCA-ME) GP LLC	Delaware
NADG NNN LZB (MAN-MO) GP LLC	Delaware
NADG NNN LZB (WAL-MD) GP LLC	Delaware
NADG NNN Martinsville (VRIZN) GP LLC	Delaware
NADG NNN MCAD (FLOR-MO) GP LLC	Delaware
NADG NNN MCAD (SPRING-MO) GP LLC	Delaware
NADG NNN MCD (OH) GP LLC	Delaware
NADG NNN MCW (ATL-GA) GP LLC	Delaware
NADG NNN MCW (KEN-GA) GP LLC	Delaware
NADG NNN MCW (NB-KNOX-TN) GP LLC	Delaware
NADG NNN MCW (NPT-AL) GP LLC	Delaware
NADG NNN MCW (TUSC-AL) GP LLC	Delaware
NADG NNN MCW (WS-KNOX-TN) GP LLC	Delaware
NADG NNN MDT (GA) GP LLC	Delaware

NADG NNN MEDX (MID-VA) GP LLC	Delaware
NADG NNN MEL (TX) GP LLC	Delaware
NADG NNN MILA (CHI-IL) GP LLC	Delaware
NADG NNN MILA (WIL-PA) GP LLC	Delaware
NADG NNN MP-MD (IN) GP LLC	Delaware
NADG NNN MSF (CHA-NC) GP LLC	Delaware
NADG NNN MSF (MN) GP LLC	Delaware
NADG NNN Naperville GP LLC	Delaware
NADG NNN NTB (PA) GP LLC	Delaware
NADG NNN OG (NJ) GP LLC	Delaware
NADG NNN ORE (CHA-NC) GP LLC	Delaware
NADG NNN ORE (COR-TN) GP LLC	Delaware
NADG NNN ORE (ESS-MI) GP LLC	Delaware
NADG NNN OSH (CIN-OH) GP LLC	Delaware
NADG NNN OSH (CLE-OH) GP LLC	Delaware
NADG NNN OSH (DAY-OH) GP LLC	Delaware
NADG NNN OSH (EPT-GA) GP LLC	Delaware
NADG NNN OSH (FREE-NY) GP LLC	Delaware
NADG NNN OSH (MEM-TN) GP LLC	Delaware
NADG NNN OTB (MO) GP LLC	Delaware
NADG NNN OTB (OK) GP LLC	Delaware
NADG NNN OTB (STC-IL) GP LLC	Delaware
NADG NNN PB (HIL-OH) GP LLC	Delaware
NADG NNN PB (MN) GP LLC	Delaware
NADG NNN PEXP (KS) GP LLC	Delaware
NADG NNN PF (SCH-IL) GP LLC	Delaware
NADG NNN PH (LSV-KY) GP LLC	Delaware
NADG NNN PH (VA) GP LLC	Delaware
NADG NNN PIC (ADD-IL) GP LLC	Delaware
NADG NNN PNC (CHI) GP LLC	Delaware
NADG NNN PNC (OH) GP LLC	Delaware
NADG NNN POP (KAN-MO) GP LLC	Delaware
NADG NNN PPP (OK) GP LLC	Delaware
NADG NNN PS (BUR-NC) GP LLC	Delaware
NADG NNN QCC (AZ) GP LLC	Delaware
NADG NNN Raleigh GP LLC	Delaware
NADG NNN RAZZ (TX) GP LLC	Delaware
NADG NNN RC (EGP-IL) GP LLC	Delaware
NADG NNN RC (MO) GP LLC	Delaware
NADG NNN RC (NOR-OK) GP LLC	Delaware
NADG NNN RC Westworth Village GP LLC	Delaware
NADG NNN REDRO (WI) GP LLC	Delaware
NADG NNN RIS (ORE-UT) GP LLC	Delaware
NADG NNN RLOB (MAY-NJ) GP LLC	Delaware
NADG NNN RPB (LSV-KY) GP LLC	Delaware

NADG NNN RT (SC) GP LLC	Delaware
NADG NNN RT (TN) GP LLC	Delaware
NADG NNN Salt Lake City GP LLC	Delaware
NADG NNN SAS (CT) GP LLC	Delaware
NADG NNN SB (AL) GP LLC	Delaware
NADG NNN SB (TN) GP LLC	Delaware
NADG NNN SB-Q (MI) GP LLC	Delaware
NADG NNN SB-TM (IL) GP LLC	Delaware
NADG NNN SC (HUR-TX) GP LLC	Delaware
NADG NNN SDI (ASLD-VA) GP LLC	Delaware
NADG NNN SDI (CHTR-VA) GP LLC	Delaware
NADG NNN SDI (MCSV-VA) GP LLC	Delaware
NADG NNN SDI-VIC (GA) GP LLC	Delaware
NADG NNN SDI-WHIT (GA) GP LLC	Delaware
NADG NNN SIUC (HOO-AL) GP LLC	Delaware
NADG NNN SKE (VEN-FL) GP LLC	Delaware
NADG NNN SMOBO (OH) GP LLC	Delaware
NADG NNN SN (KS) GP LLC	Delaware
NADG NNN SN (OH) GP LLC	Delaware
NADG NNN SN-JJ (MI) GP LLC	Delaware
NADG NNN SNS (CO) GP LLC	Delaware
NADG NNN SOP (OK) GP LLC	Delaware
NADG NNN SP-TIMS (MN) GP LLC	Delaware
NADG NNN SSG (FARM-NY) GP LLC	Delaware
NADG NNN SSG (WAR-RI) GP LLC	Delaware
NADG NNN SSH (LA) GP LLC	Delaware
NADG NNN STPLS (NAP-IL) GP LLC	Delaware
NADG NNN SW (MO) GP LLC	Delaware
NADG NNN SW (SGH-GA) GP LLC	Delaware
NADG NNN T-5 (FL) GP LLC	Delaware
NADG NNN T-5 (LYN-VA) GP LLC	Delaware
NADG NNN T-5 (NC) GP LLC	Delaware
NADG NNN T-5 (VA) GP LLC	Delaware
NADG NNN TB (CAPE-FL) GP LLC	Delaware
NADG NNN TB (HAN-IL) GP LLC	Delaware
NADG NNN TB (MN) GP LLC	Delaware
NADG NNN TB (SAR-FL) GP LLC	Delaware
NADG NNN TCE (OK) GP LLC	Delaware
NADG NNN Terre Haute (VRIZN) GP LLC	Delaware
NADG NNN TGIF (HAG-MD) GP LLC	Delaware
NADG NNN TM-CB (OVL-KS) GP LLC	Delaware
NADG NNN TM (GA) GP LLC	Delaware
NADG NNN TM (MS) GP LLC	Delaware
NADG NNN TM (TOL-OH) GP LLC	Delaware
NADG NNN TP (TX) GP LLC	Delaware

NADG NNN TP (WIN-NC) GP LLC	Delaware
NADG NNN TRH (IL) GP LLC	Delaware
NADG NNN TRH (SCA-ME) GP LLC	Delaware
NADG NNN TUM (LOU-KY) GP LLC	Delaware
NADG NNN UT (HOO-AL) GP LLC	Delaware
NADG NNN UTM (GAL-TX) GP LLC	Delaware
NADG NNN VAL (LOU-KY) GP LLC	Delaware
NADG NNN VAL (MES-AZ) GP LLC	Delaware
NADG NNN VAL (TEM-AZ) GP LLC	Delaware
NADG NNN VRIZN (HAM-VA) GP LLC	Delaware
NADG NNN VRIZN (PTR-FL) GP LLC	Delaware
NADG NNN VRIZN (SMY-GA) GP LLC	Delaware
NADG NNN VRIZN (SNV-GA) GP LLC	Delaware
NADG NNN VRIZN (WIL-PA) GP LLC	Delaware
NADG NNN VRIZN-SG (STC-FL) GP LLC	Delaware
NADG NNN WAL (DE) GP LLC	Delaware
NADG NNN WAL (DUR-NC) GP LLC	Delaware
NADG NNN WAL (ME) GP LLC	Delaware
NADG NNN WAL (RIC-VA) GP LLC	Delaware
NADG NNN WAL (VA) GP LLC	Delaware
NADG NNN WALM (ROCH-NY) GP LLC	Delaware
NADG NNN WA (ORL-FL) GP LLC	Delaware
NADG NNN WEL (AMH-NY) GP LLC	Delaware
NADG NNN WEL (DAY-OH) GP LLC	Delaware
NADG NNN WEL (LIV-NY) GP LLC	Delaware
NADG NNN WEL (SAL-OH) GP LLC	Delaware
NADG NNN WEN (HAG-MD) GP LLC	Delaware
NADG NNN WEN (LOU-KY) GP LLC	Delaware
NADG NNN WEN (SMT-GA) GP LLC	Delaware
NADG NNN WEN-GERM (TN) GP LLC	Delaware
NADG NNN WEN-MEM (TN) GP LLC	Delaware
NADG NNN WF (VA) GP LLC	Delaware
NADG NNN WF-TM (TX) GP LLC	Delaware
NADG NNN XFIN (GA) GP LLC	Delaware
NADG NNN XFIN-AFC (MS) GP LLC	Delaware
NADG NNN ZCW (OK) GP LLC	Delaware
NADG WMT 1347 Outparcel GP, LLC	Delaware
NADG WNDYS San Angelo GP LLC	Delaware
NADG WNDYS Stephenville GP, LLC	Delaware
NADG NNN 50/50 LP	Delaware
NADG NNN 711 (ALN-TX) LP	Delaware
NADG NNN 711 (BUT-NJ) LP	Delaware
NADG NNN 711 (FRE-VA) LP	Delaware
NADG NNN 711 (PLFD-NJ) LP	Delaware
NADG NNN AA (GA) LP	Delaware

NADG NNN AA (IL) LP	Delaware
NADG NNN AA (OH) LP	Delaware
NADG NNN AAG (EIN-CHA-NC) LP	Delaware
NADG NNN AAG (STH-CHA-NC) LP	Delaware
NADG NNN AAG (TRY-CHA-NC) LP	Delaware
NADG NNN AAP (ABI-TX) LP	Delaware
NADG NNN AAP (HAR-TX) LP	Delaware
NADG NNN AAP (LOR-OH) LP	Delaware
NADG NNN AAP (NOR-OH) LP	Delaware
NADG NNN AAR (AND-SC) LP	Delaware
NADG NNN ACU (STR-IL) LP	Delaware
NADG NNN AFC (BOL-IL) LP	Delaware
NADG NNN AFC (FWR-TX) LP	Delaware
NADG NNN AFC (NAP-IL) LP	Delaware
NADG NNN AFC (PAL-IL) LP	Delaware
NADG NNN APP (FTW-IN) LP	Delaware
NADG NNN APP (REY-OH) LP	Delaware
NADG NNN APP (SUR-AZ) LP	Delaware
NADG NNN ARB (FTW-IN) LP	Delaware
NADG NNN ARB (IL) LP	Delaware
NADG NNN ARF (DEL-NJ) LP	Delaware
NADG NNN ARF (LIN-NJ) LP	Delaware
NADG NNN ARF (PHI-PA) LP	Delaware
NADG NNN AS (IND-IN) LP	Delaware
NADG NNN ASP-DEN (MI) LP	Delaware
NADG NNN ASP-DEN (MN) LP	Delaware
NADG NNN ASP-DEN (SC) LP	Delaware
NADG NNN ASP-DEN (TX) LP	Delaware
NADG NNN ATT (MCA-TX) LP	Delaware
NADG NNN ATT (NC) LP	Delaware
NADG NNN ATT-ASP (IL) LP	Delaware
NADG NNN ATT-CB (IL) LP	Delaware
NADG NNN ATT-IHP (GA) LP	Delaware
NADG NNN ATT-SN (MO) LP	Delaware
NADG NNN ATZ (MIL-NJ) LP	Delaware
NADG NNN AZ (BM-NJ) LP	Delaware
NADG NNN AZ (JOL-IL) LP	Delaware
NADG NNN BB (MN) LP	Delaware
NADG NNN BISTRO (CINCINNATI) LP	Delaware
NADG NNN BISTRO (WEST CHESTER) LP	Delaware
NADG NNN BK (IN) LP	Delaware
NADG NNN BK (NC) LP	Delaware
NADG NNN BK (VA) LP	Delaware
NADG NNN BK-AIO (MEM-TN) LP	Delaware
NADG NNN BK-AIO (TN) LP	Delaware

NADG NNN BM (WTL-MI) LP	Delaware
NADG NNN BNH (PHX-AZ) LP	Delaware
NADG NNN BNH (SUN-AZ) LP	Delaware
NADG NNN BOA (IL) LP	Delaware
NADG NNN BOA (TX) LP	Delaware
NADG NNN BOA (VA) LP	Delaware
NADG NNN BOA (WIN-NC) LP	Delaware
NADG NNN BOB (NEW-OH) LP	Delaware
NADG NNN BOJ (NC) LP	Delaware
NADG NNN BP (KY) LP	Delaware
NADG NNN BP-MB (IL) LP	Delaware
NADG NNN BWW (MCA-TX) LP	Delaware
NADG NNN BWW (TX) LP	Delaware
NADG NNN CB (AL) LP	Delaware
NADG NNN CB (CAN-MI) LP	Delaware
NADG NNN CB (MIL-CT) LP	Delaware
NADG NNN CB (PA) LP	Delaware
NADG NNN CCW (HIR-GA) LP	Delaware
NADG NNN CEC (GA) LP	Delaware
NADG NNN CHI (CLI-MI) LP	Delaware
NADG NNN CHL (CRY-IL) LP	Delaware
NADG NNN CHL (IL) LP	Delaware
NADG NNN CH (TX) LP	Delaware
NADG NNN CHU (BAT-LA) LP	Delaware
NADG NNN CJR (OK) LP	Delaware
NADG NNN CK (SC) LP	Delaware
NADG NNN CK (TN) LP	Delaware
NADG NNN CMEX (IL) LP	Delaware
NADG NNN CMEX (KS) LP	Delaware
NADG NNN CMEX (TN) LP	Delaware
NADG NNN C-MP (IL) LP	Delaware
NADG NNN Convertible Preferred GP, LP	Delaware
NADG NNN CPHARM (CHI) LP	Delaware
NADG NNN CPHARM (DOU-PA) LP	Delaware
NADG NNN CPHARM (FL) LP	Delaware
NADG NNN CPHARM (RIV-GA) LP	Delaware
NADG NNN CP-VRIZN (OH) LP	Delaware
NADG NNN DAIRY (NC) LP	Delaware
NADG NNN DCCU (CMG-GA) LP	Delaware
NADG NNN DD-FS (NC) LP	Delaware
NADG NNN DEN (IN) LP	Delaware
NADG NNN DIA (SC) LP	Delaware
NADG NNN DOLG (CAP-MD) LP	Delaware
NADG NNN DOLG (LOG-GA) LP	Delaware
NADG NNN DOLG (WC-SC) LP	Delaware

NADG NNN DOLT (KIS-FL) LP	Delaware
NADG NNN DOLT (NEW-NJ) LP	Delaware
NADG NNN DOLT (PAN-FL) LP	Delaware
NADG NNN EX (EW-NJ) LP	Delaware
NADG NNN EX (NJ) LP	Delaware
NADG NNN EXPO (MO) LP	Delaware
NADG NNN FAD (SPR-PA) LP	Delaware
NADG NNN FB (CH-NJ) LP	Delaware
NADG NNN FB (YOR-PA) LP	Delaware
NADG NNN Fred (FL) LP	Delaware
NADG NNN FRED (OH) LP	Delaware
NADG NNN Friend (CT) LP	Delaware
NADG NNN Friend (NY) LP	Delaware
NADG NNN FS (OFP-MUR-TN) LP	Delaware
NADG NNN FS (SCS-MUR-TN) LP	Delaware
NADG NNN FS (SMY-TN) LP	Delaware
NADG NNN GHR (GLE-NY) LP	Delaware
NADG NNN Gulf Shores (ALA) LP	Delaware
NADG NNN HAR (GA) LP	Delaware
NADG NNN HF (EAS-SC) LP	Delaware
NADG NNN HF (KY) LP	Delaware
NADG NNN HLD (ERI-CO) LP	Delaware
NADG NNN HLD (STC-FL) LP	Delaware
NADG NNN HLD (TAL-FL) LP	Delaware
NADG NNN HLD (VEN-FL) LP	Delaware
NADG NNN HLD (WDS-GA) LP	Delaware
NADG NNN HND (CO) LP	Delaware
NADG NNN Hoover (ALA) LP	Delaware
NADG NNN HRB (MO) LP	Delaware
NADG NNN HTO (NRH-TX) LP	Delaware
NADG NNN HTRS (IL) LP	Delaware
NADG NNN HTRS (IN) LP	Delaware
NADG NNN HTRS (KY) LP	Delaware
NADG NNN HTRS (OH) LP	Delaware
NADG NNN HW55 (KIN-GA) LP	Delaware
NADG NNN HW55 (WEA-NC) LP	Delaware
NADG NNN IHP (HAG-MD) LP	Delaware
NADG NNN IHP (IN) LP	Delaware
NADG NNN IHP (MISH-IN) LP	Delaware
NADG NNN IHP (NV) LP	Delaware
NADG NNN IHP (TX) LP	Delaware
NADG NNN IHP-TS (MI) LP	Delaware
NADG NNN JAR (OH) LP	Delaware
NADG NNN JDB (PIN-FL) LP	Delaware
NADG NNN JFAB (BLO-IL) LP	Delaware

NADG NNN JJ (BUR-MN) LP	Delaware
NADG NNN LHSTEAK (VA) LP	Delaware
NADG NNN LJS (KS) LP	Delaware
NADG NNN LJS-AW (OK) LP	Delaware
NADG NNN LOW (SCA-ME) LP	Delaware
NADG NNN LZB (MAN-MO) LP	Delaware
NADG NNN LZB (WAL-MD) LP	Delaware
NADG NNN Martinsville (VRIZN) LP	Delaware
NADG NNN MCAD (FLOR-MO) LP	Delaware
NADG NNN MCAD (SPRING-MO) LP	Delaware
NADG NNN MCD (OH) LP	Delaware
NADG NNN MCW (ATL-GA) LP	Delaware
NADG NNN MCW (KEN-GA) LP	Delaware
NADG NNN MCW (NB-KNOX-TN) LP	Delaware
NADG NNN MCW (NPT-AL) LP	Delaware
NADG NNN MCW (TUSC-AL) LP	Delaware
NADG NNN MCW (WS-KNOX-TN) LP	Delaware
NADG NNN MDT (GA) LP	Delaware
NADG NNN MEDX (MID-VA) LP	Delaware
NADG NNN MEL (TX) LP	Delaware
NADG NNN MILA (CHI-IL) LP	Delaware
NADG NNN MILA (WIL-PA) LP	Delaware
NADG NNN MP-MD (IN) LP	Delaware
NADG NNN MSF (CHA-NC) LP	Delaware
NADG NNN MSF (MN) LP	Delaware
NADG NNN Naperville LP	Delaware
NADG NNN NTB (PA) LP	Delaware
NADG NNN OG (NJ) LP	Delaware
NADG NNN Operating GP, LLLP	Delaware
NADG NNN Operating LP	Delaware
NADG NNN ORE (CHA-NC) LP	Delaware
NADG NNN ORE (COR-TN) LP	Delaware
NADG NNN ORE (ESS-MI)	Delaware
NADG NNN OSH (CIN-OH) LP	Delaware
NADG NNN OSH (CLE-OH) LP	Delaware
NADG NNN OSH (DAY-OH) LP	Delaware
NADG NNN OSH (EPT-GA) LP	Delaware
NADG NNN OSH (FREE-NY) LP	Delaware
NADG NNN OSH (MEM-TN) LP	Delaware
NADG NNN OTB (MO) LP	Delaware
NADG NNN OTB (OK) LP	Delaware
NADG NNN OTB (STC-IL) LP	Delaware
NADG NNN PB (HIL-OH) LP	Delaware
NADG NNN PB (MN) LP	Delaware
NADG NNN PEXP (KS) LP	Delaware

NADG NNN PF (SCH-IL) LP	Delaware
NADG NNN PH (LSV-KY) LP	Delaware
NADG NNN PH (VA) LP	Delaware
NADG NNN PIC (ADD-IL) LP	Delaware
NADG NNN PNC (CHI) LP	Delaware
NADG NNN PNC (OH) LP	Delaware
NADG NNN POP (KAN-MO) LP	Delaware
NADG NNN PPP (OK) LP	Delaware
NADG NNN Property Fund (US) Limited Partnership	Delaware
NADG NNN Property Fund GP, LLLP	Delaware
NADG NNN Property Fund LP	Delaware
NADG NNN PS (BUR-NC) LP	Delaware
NADG NNN QCC (AZ) LP	Delaware
NADG NNN Raleigh LP	Delaware
NADG NNN RAZZ (TX) LP	Delaware
NADG NNN RBP (LSV-KY) LP	Delaware
NADG NNN RC (EGP-IL) LP	Delaware
NADG NNN RC (MO) LP	Delaware
NADG NNN RC (NOR-OK) LP	Delaware
NADG NNN RC Westworth Village LP	Delaware
NADG NNN REDRO (WI) LP	Delaware
NADG NNN RIS (ORE-UT) LP	Delaware
NADG NNN RLOB (MAY-NJ) LP	Delaware
NADG NNN RT (SC) LP	Delaware
NADG NNN RT (TN) LP	Delaware
NADG NNN Salt Lake City LP	Delaware
NADG NNN SAS (CT) LP	Delaware
NADG NNN SB (AL) LP	Delaware
NADG NNN SB (TN) LP	Delaware
NADG NNN SB-Q (MI) LP	Delaware
NADG NNN SB-TM (IL) LP	Delaware
NADG NNN SC (HUR-TX) LP	Delaware
NADG NNN SDI (ASLD-VA) LP	Delaware
NADG NNN SDI (CHTR-VA) LP	Delaware
NADG NNN SDI (MCSV-VA) LP	Delaware
NADG NNN SDI-VIC (GA) LP	Delaware
NADG NNN SDI-WHIT (GA) LP	Delaware
NADG NNN SIUC (HOO-AL) LP	Delaware
NADG NNN SKE (VEN-FL) LP	Delaware
NADG NNN SMOBO (OH) LP	Delaware
NADG NNN SN (KS) LP	Delaware
NADG NNN SN (OH) LP	Delaware
NADG NNN SN-JJ (MI) LP	Delaware
NADG NNN SNS (CO) LP	Delaware
NADG NNN SOP (OK) LP	Delaware

NADG NNN SP-TIMS (MN) LP	Delaware
NADG NNN SSG (FARM-NY) LP	Delaware
NADG NNN SSG (WAR-RI) LP	Delaware
NADG NNN SSH (LA) LP	Delaware
NADG NNN STPLS (NAP-IL) LP	Delaware
NADG NNN SW (MO) LP	Delaware
NADG NNN SW (SGH-GA) LP	Delaware
NADG NNN T-5 (FL) LP	Delaware
NADG NNN T-5 (LYN-VA) LP	Delaware
NADG NNN T-5 (NC) LP	Delaware
NADG NNN T-5 (VA) LP	Delaware
NADG NNN TB (CAPE-FL) LP	Delaware
NADG NNN TB (HAN-IL) LP	Delaware
NADG NNN TB (MN) LP	Delaware
NADG NNN TB (SAR-FL) LP	Delaware
NADG NNN TCE (OK) LP	Delaware
NADG NNN Terre Haute (VRIZN) LP	Delaware
NADG NNN TGIF (HAG-MD) LP	Delaware
NADG NNN TM (GA) LP	Delaware
NADG NNN TM (MS) LP	Delaware
NADG NNN TM (TOL-OH) LP	Delaware
NADG NNN TM-CB (OVL-KS) LP	Delaware
NADG NNN TP (TX) LP	Delaware
NADG NNN TP (WIN-NC) LP	Delaware
NADG NNN TRH (IL) LP	Delaware
NADG NNN TRH (SCA-ME) LP	Delaware
NADG NNN TUM (LOU-KY) LP	Delaware
NADG NNN UT (HOO-AL) LP	Delaware
NADG NNN UTM (GAL-TX) LP	Delaware
NADG NNN VAL (LOU-KY) LP	Delaware
NADG NNN VAL (MES-AZ) LP	Delaware
NADG NNN VAL (TEM-AZ) LP	Delaware
NADG NNN VRIZN (HAM-VA) LP	Delaware
NADG NNN VRIZN (PTR-FL) LP	Delaware
NADG NNN VRIZN (SMY-GA) LP	Delaware
NADG NNN VRIZN (SNV-GA) LP	Delaware
NADG NNN VRIZN (WIL-PA) LP	Delaware
NADG NNN VRIZN-SG (STC-FL) LP	Delaware
NADG NNN WA (ORL-FL) LP	Delaware
NADG NNN WAL (DE) LP	Delaware
NADG NNN WAL (DUR-NC) LP	Delaware
NADG NNN WAL (ME) LP	Delaware
NADG NNN WAL (RIC-VA) LP	Delaware
NADG NNN WAL (VA) LP	Delaware
NADG NNN WALM (ROCH-NY) LP	Delaware

NADG NNN WEL (AMH-NY) LP	Delaware
NADG NNN WEL (DAY-OH) LP	Delaware
NADG NNN WEL (LIV-NY) LP	Delaware
NADG NNN WEL (SAL-OH) LP	Delaware
NADG NNN WEN (HAG-MD) LP	Delaware
NADG NNN WEN (LOU-KY) LP	Delaware
NADG NNN WEN (SMT-GA) LP	Delaware
NADG NNN WEN-GERM (TN) LP	Delaware
NADG NNN WEN-MEM (TN) LP	Delaware
NADG NNN WF (VA) LP	Delaware
NADG NNN WF-TM (TX) LP	Delaware
NADG NNN XFIN (GA) LP	Delaware
NADG NNN XFIN-AFC (MS) LP	Delaware
NADG NNN ZCW (OK) LP	Delaware
NADG WMT 1347 Outparcel, LP	Delaware
NADG WNDYS San Angelo, LP	Delaware
NADG WNDYS Stephenville, LP	Delaware